                              LOOMIS SAYLES FUNDS

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[x]  Definitive Proxy Statement
[x]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to (S) 240.14a-11(c) or
     (S) 240.14a-12

                              LOOMIS SAYLES FUNDS
                              -------------------
               (Name of Registrant as Specified In Its Charter)


                              LOOMIS SAYLES FUNDS
                              -------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):
[x]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and )-11.
     1)   Title of each class of securities to which transaction applies:
     2)   Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):
     4)   Proposed maximum aggregate value of transaction:
     5)   Total fee paid:
[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount previously paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:
                        --------------

PROPOSAL OVERVIEW
--------------------------------------------------------------------------------

BELOW IS AN OVERVIEW OF PROPOSALS FOR SHAREHOLDER VOTE. WE AT LOOMIS SAYLES BELIEVE THE PROPOSED CHANGES ARE SIGNIFICANT IMPROVEMENTS TO LOOMIS SAYLES FUNDS. YOUR VOTE IS IMPORTANT TO US. PLEASE READ THE ENTIRE ENCLOSED PROXY PRIOR TO VOTING. WE APPRECIATE YOUR INTEREST IN LOOMIS SAYLES FUNDS AND LOOK FORWARD TO SERVING YOU IN THE FUTURE.

--------------------------------------------------------------------------------

WHAT ARE THE PROPOSALS?

1.  To elect a Board of Trustees

2. To authorize the Trustees to change a fund's investment objective without shareholder approval

3. To change select funds' investment restrictions relating to loaning portfolio securities

4.  To change the funds' restriction relating to borrowing

1.  WHAT ROLE DOES THE BOARD PLAY?

    The Board of Trustees oversees the investment policies of the funds. The Board of Trustees also reviews fund performance, oversees the fund activities and reviews contractual arrangements with companies that provide services to the funds.

2. WHY ARE THE FUNDS PROPOSING THAT CHANGES TO THE FUNDS' INVESTMENT OBJECTIVES BE MADE WITHOUT SHAREHOLDER APPROVAL?

    Because Loomis Sayles Funds is not required to hold annual stockholder meetings, a fund's investment objective cannot be changed without incurring the expense of calling a meeting of shareholders. The proposed change would make each fund's investment objective non-fundamental (changeable without shareholder approval). We believe this change would enhance the funds' ability to respond to changing market conditions without incurring shareholder meeting expenses.

3. WHY ARE CERTAIN FUNDS PROPOSING TO CHANGE INVESTMENT RESTRICTIONS RELATING TO LOANING PORTFOLIO SECURITIES?

    At present, six Loomis Sayles Funds are permitted to participate in securities lending. A fund may benefit from additional income that could be earned by lending. A loan involves a fund lending its portfolio securities to broker-dealers or other parties. The borrower is required to provide the fund's custodian with collateral equal in market value to the securities loaned. Loans are required to be fully collateralized at all times but there is some risk to the fund if the borrower defaults or the fund is delayed or prevented from recovering the collateral. If approved, all the funds will be permitted to participate in securities lending, but the Loomis Sayles International Equity Fund is the only fund that intends to participate in the near future.

4. WHY ARE THE FUNDS PROPOSING TO CHANGE INVESTMENT RESTRICTIONS RELATING TO BORROWING?

    Loomis Sayles believes the flexibility to borrow money may enhance a fund's ability to respond to changing market conditions. Currently, each fund is restricted to borrowing less than 10 percent of its assets (at cost) or 5 percent of its assets (at current value) as a temporary measure for extraordinary circumstances.

    The proposed change would permit each fund to borrow money to the extent permitted by the Investment Company Act of 1940. If approved, the funds intend to adopt a non-fundamental operating policy permitting them to borrow up to 20 percent of net assets for extraordinary circumstances. In addition, Loomis Sayles International Equity, Emerging Markets and Global Technology Funds intend to adopt an operating policy permitting them to borrow up to an additional 10 percent of net assets to facilitate settlement of purchase transactions.

--------------------------------------------------------------------------------
HOW CAN I VOTE?

    BY MAIL.  Vote, sign and return the enclosed proxy card

    BY TELEPHONE.  Call (877) PRX-VOTE

    BY INTERNET.  Visit http://www.eproxyvote.com/lsbdx



                              LOOMIS SAYLES FUNDS

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


To the Shareholders of the Loomis Sayles Funds:

     A Special Meeting of the shareholders of the Loomis Sayles Funds, a Massachusetts business trust (the "Trust"), will be held on April 28, 2000 at 11:00 a.m. Boston time on the 34th floor of One Financial Center, Boston, Massachusetts, for the following purposes:

1.   To elect Trustees.  (Part I of the Proxy Statement.)

2. To authorize the Board of Trustees to change each Fund's investment objective without shareholder approval. (Part II of the Proxy Statement.)

3. To change the Funds' fundamental investment restriction relating to making loans of portfolio securities. (For each Fund other than Loomis Sayles Aggressive Growth Fund, Loomis Sayles Emerging Markets Fund, Loomis Sayles Intermediate Maturity Bond Fund, Loomis Sayles Investment Grade Bond Fund, Loomis Sayles Mid-Cap Value Fund and Loomis Sayles Small Cap Growth Fund.) (Part III of this Proxy Statement.)

4. To change the Funds' fundamental investment restriction relating to borrowing. (Part IV of this Proxy Statement.)

5. To transact any other business that may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on February 29, 2000 are entitled to notice of and to vote at the meeting.

                              By Order of the Trustees



                              Sheila M. Barry
                              Secretary
March 13, 2000

                    WE URGE YOU TO MARK, SIGN, DATE AND MAIL
                  THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE
                   SO YOU WILL BE REPRESENTED AT THE MEETING.

                        SPECIAL MEETING OF SHAREHOLDERS

                              LOOMIS SAYLES FUNDS
                             One Financial Center
                          Boston, Massachusetts 02111

                                PROXY STATEMENT

     The enclosed proxy is solicited by the Trustees of Loomis Sayles Funds (the "Trust") for use at a special meeting of shareholders of the Trust (the "Meeting") to be held at its offices on April 28, 2000 and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Only shareholders of record at the close of business on February 29, 2000 (the "Record Date") are entitled to vote at the meeting or at any adjourned session thereof. As of the Record Date, there were issued and outstanding 208,280,684.465 shares of the Trust consisting of the following number of shares of each of the following series ("Funds"):

                                                             Outstanding Shares
          Fund                                             as of the Record Date
          ----                                             ---------------------
          Loomis Sayles Aggressive Growth Fund...........       1,400,410.786
          Loomis Sayles Bond Fund........................     143,919,675.357
          Loomis Sayles Core Value Fund..................       4,199,594.881
          Loomis Sayles Emerging Markets Fund............         209,313.136
          Loomis Sayles Global Bond Fund.................       3,749,537.926
          Loomis Sayles Global Technology Fund...........         646,476.689
          Loomis Sayles Growth Fund......................       2,910,568.293
          Loomis Sayles High Yield Fund..................       2,605,523.842
          Loomis Sayles Intermediate Maturity Bond Fund..       1,458,506.208
          Loomis Sayles International Equity Fund........       6,444,660.342
          Loomis Sayles Investment Grade Bond Fund.......       2,178,391.438
          Loomis Sayles Managed Bond Fund................       4,540,950.000
          Loomis Sayles Mid-Cap Value Fund...............         463,410.398
          Loomis Sayles Municipal Bond Fund..............         771,319.805
          Loomis Sayles Short-Term Bond Fund.............       3,167,654.673
          Loomis Sayles Small Cap Growth Fund............       7,350,441.562
          Loomis Sayles Small Cap Value Fund.............      20,044,634.515
          Loomis Sayles U.S. Government Securities Fund..       1,515,566.149
          Loomis Sayles Worldwide Fund...................         704,048.465

Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote.

     The Notice of Special Meeting, proxy card and this Proxy Statement are being mailed to shareholders of record as of the Record Date on or about March 13, 2000. A copy of the Annual Report of the Trust for its most recent fiscal year ended September 30, 1999, including financial statements, can be obtained without charge by writing to Loomis Sayles at One

Financial Center, Boston, Massachusetts 02111 or by calling (800) 633-3330.

     Shares represented by duly executed proxies will be voted for the election of the nominees named herein as Trustees, unless such authority has been withheld. With respect to the other matters specified in the proxy, shares will be voted in accordance with the instructions made. If no instructions are made, the proxy will be voted for the election as Trustees of the nominees named below
                        ---
and for the matters specified in the proxy.  Proxies may be revoked at any time
    ---
before they are voted by a written revocation received by the Secretary of the Trust, by properly executing a later-dated proxy or by attending the Meeting and voting in person.

     Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but supplementary solicitations may also be made by mail, telephone, telegraph or personal interview by officers of the Trust or by officers, employees or agents of Loomis Sayles and its affiliates. In addition, D.F. King & Co., Inc. has been retained to assist in the solicitation of proxies at a cost which is not expected to exceed $75,000, plus any reimbursement for D.F. King & Co.'s out-of-pocket expenses. The cost of the solicitation will be borne by the Trust.

                           I.   ELECTION OF TRUSTEES

     The Trustees have fixed at five the number of Trustees for election at the Meeting. All nominees, except Paul G. Chenault, are presently Trustees of the Trust and have been Trustees since the year indicated below. The nominees for Trustees who are proposed for election at the Meeting, their ages and a description of their principal occupations during the past five years are set forth below.

          Name of                     Year       Principal Occupations
     Trustee or Nominee       Age   Elected       for Last Five Years
     ------------------       ---   -------      ---------------------

*Daniel J. Fuss.............   66     1995     President of the Trust. Vice
                                               Chairman, Loomis, Sayles &
                                               Company, L.P. ("Loomis Sayles"),
                                               and Director, Loomis Sayles &
                                               Company, Incorporated.

Michael T. Murray...........   69     1991     Retired; formerly Vice
                                               President, Loomis Sayles.

Richard S. Holway...........   73     1991     Retired; prior to October, 1988,
                                               Senior Vice President, Loomis
                                               Sayles.

Joseph Alaimo...............   69     1999(2)  President, Wintrust Asset
                                               Management Company

Paul G. Chenault(1).........   66  N/A         Retired; Trustee of Variable
                                               Investors Series Trust. From
                                               August, 1997 to September 1997,
                                               Vice President of Loomis Sayles
                                               and prior to October, 1995,
                                               Senior Vice President and Chief
                                               Investment Officer, XL Capital
                                               Ltd., Hamilton, Bermuda
--------------

* Interested person (as defined in the Investment Company Act of 1940) of the Trust. Mr. Fuss is deemed an "interested person" of the Trust and Loomis Sayles by virtue of his position as an officer of Loomis Sayles and a director of its corporate general partner, Loomis, Sayles & Company, Incorporated.
(1)  Not currently a Trustee
(2) Mr. Alaimo was appointed by the Trustees to fill a vacancy on August 2, 1999.

     The term of office of each person elected as a Trustee will be until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified. Each of the nominees has agreed to serve as a Trustee if elected. If any of the nominees should be unavailable for election at the time of the Meeting (which is not presently anticipated), the persons named as proxies may vote for other persons in their discretion or the Trustees may vote to fix the number of Trustees at fewer than five. The Trust's Agreement and Declaration of Trust does not provide for the annual election of Trustees. However, in accordance with the Investment Company Act of 1940 (the "1940 Act"),
(i) the Trust will hold a shareholder's meeting for the election of Trustees at such times as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, after filling a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office would have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian, or by vote of the holders of two-thirds of the outstanding shares of the Trust at a meeting duly called for such purpose, which meeting shall be held upon the written request of the shareholders of not less than 10% of the Trust's outstanding shares.

     The Trustees of the Trust who are not "interested persons" (as defined in the 1940 Act) of the Trust or Loomis Sayles (the "Independent Trustees") perform the functions of an audit, nominating and contract review committee. Their responsibilities as such include review of financial and accounting controls and procedures; recommendations as to the selection of the independent accountants; review of the scope of the audit; review of financial statements and audit reports; and review of the independence of the independent accountants and approval of fees and assignments relating to all activities of the independent accountants on the Trust's behalf. In addition, the Independent Trustees have responsibility for the nomination of other Independent Trustees, and review and make recommendations to the Board as to contracts requiring approval of a majority of the Independent Trustees and any other contracts which may be referred to it by the Board.

     No Trustee or Nominee purchased or sold any securities of Loomis Sayles or its parents or subsidiaries during fiscal 1999. The table below shows the shares of the Trust held as of February 29, 2000 by (i) each nominee and current Trustee of the Trust and (ii) all Trustees and officers of the Trust as a group. Unless otherwise noted, each of the shareholders named below has sole investment power and sole voting power with respect to the shares of the Trust beneficially owned.

                                   Ownership of
                                  Shares of the                    Percent
Trustees and Nominees          Trust as of 2/29/00                of Shares
---------------------          -------------------                ----------

Daniel J. Fuss..............       797,750.447(1)                      *

Richard S. Holway...........        70,280.251(2)                      *

Michael T. Murray...........       131,022.006(3)                      *

Joseph Alaimo...............         4,674.152(4)                      *

Paul G. Chenault............                 0(5)                      *

All trustees and officers
   as a group (39 persons)..     2,466,877.469(6)                   1.37%

---------------

 * Less than 1%

(1) Includes 317,501.692 shares of the Loomis Sayles Bond Fund, 15,583.988 shares of the Loomis Sayles Municipal Bond Fund, 413,117.102 shares of the Loomis Sayles High Yield Fund, 1,955.242 shares of the Loomis Sayles International Equity Fund, 12,423.892 shares of the Loomis Sayles Investment Grade Bond Fund, and 37,168.531 shares of the Loomis Sayles Worldwide Fund. These amounts include shares owned by individual retirement accounts and the Loomis Sayles Employees' Profit Sharing Plan for Mr. Fuss' benefit, shares owned by Mr. Fuss as custodian for his children and shares owned jointly by Mr. Fuss and his wife.

(2)  Includes 28,887.758 shares of the Loomis Sayles Municipal Bond Fund,
     762.187 shares of the Loomis Sayles Bond Fund, 29,585.799 shares of the Loomis Sayles High Yield Fund, 3,695.742 shares of the Loomis Sayles Short-Term Bond Fund, and 7,348.765 shares of the Loomis Sayles Small Cap Value Fund. These amounts include shares owned by independent retirement accounts for Mr. Holway's benefit, shares owned jointly by Mr. Holway and his wife and shares owned by Mr. Holway as custodian for his grandchildren.

(3) Includes 7,550.051 shares of the Loomis Sayles Aggressive Growth Fund, 35,537.595 shares of the Loomis Sayles Bond Fund, 8,316.770 shares of the Loomis Sayles Core Value Fund, 17,622.472 shares of the Loomis Sayles Growth Fund, 11,080.339 shares of the Loomis Sayles International Equity Fund, 43,725.675 shares of the Loomis Sayles Short-Term Bond Fund, and 7,189.104 shares of the Loomis Sayles Small Cap Value Fund. These amounts include shares owned by the Loomis Sales Employees' Profit Sharing Plan for Mr. Murray's benefit and shares owned jointly by Mr. Murray and his wife.

(4)  Includes 4,674.152 shares of the Loomis Sayles Municipal Bond Fund.

(5)  Mr. Chenault owns no shares of Loomis Sayles Funds.

(6) Includes 86,126.267 shares of the Loomis Sayles Growth Fund, 103,309.026 shares of the Loomis Sayles Aggressive Growth Fund, 569,677.476 shares of the Loomis Sayles Bond Fund, 65,141.898 shares of the Loomis Sayles Core Value Fund, 165,602.496 shares of the Loomis Sayles Global Bond Fund, 17,796.531 shares of the Loomis Sayles Global Technology Fund, 713,567.538 shares of the Loomis Sayles High Yield Fund, 28,568.005 shares of the Loomis Sayles Intermediate Maturity Bond Fund, 131,157.111 shares of the Loomis Sayles International Equity Fund, 17,149.546 shares of the Loomis Sayles Investment Grade Bond Fund, 45,338.962 shares of the Loomis Sayles Mid-Cap Value Fund, 67,287.434 shares of the Loomis Sayles Municipal Bond Fund, 147,068.527 shares of the Loomis Sayles Short-Term Bond Fund, 83,509.135 shares of the Loomis Sayles Small Cap Growth Fund, 100,477.791 shares of the Loomis Sayles Small Cap Value Fund, 50,275.016 shares of the Loomis Sayles U.S. Government Securities Fund and 74,824.710 shares of the Loomis Sayles Worldwide

     Fund. These amounts include shares owned of record by the Loomis Sayles Employees' Profit Sharing Plan for the accounts of employees and former employees of Loomis Sayles who are Trustees or officers of the Trust.

     In 1999 the Trust held four Board meetings. Each of the Trustees attended at least 75% of the meetings of the Board of Trustees and committees thereof of which such Trustee is a member./1/ Each Trustee who is not affiliated with Loomis Sayles is compensated at the rate of $1,250 per Fund per annum and is reimbursed for travel expenses in connection with attendance at meetings. The Trust pays no compensation to its officers or to Trustees who are affiliated with Loomis Sayles. The following table sets forth the compensation received by the Trustees during fiscal 1999:

                                      Compensation Table
                              for the year ended September 30, 1999
=================================================================================================
 (1)                         (2)               (3)                 (4)               (5)
                                                                                    Total
                                            Pension or           Estimated       Compensation
                          Aggregate     Retirement Benefits       Annual        From Trust and
 Name of Person,        Compensation    Accrued as Part of     Benefits Upon     Fund Complex*
 Position                from Trust       Fund Expenses          Retirement     Paid to Trustee
=================================================================================================
Joseph Alaimo,          $ 5,312.50             N/A                  N/A            $ 5,312.50
Trustee

Earl W. Foell,          $21,562.50             N/A                  N/A            $21,562.50
Former Trustee

Richard S. Holway,      $21,562.50             N/A                  N/A            $21,562.50
Trustee

Michael T. Murray,      $21,562.50             N/A                  N/A            $21,562.50
Trustee

Daniel J. Fuss,         $        0             N/A                  N/A            $        0
Trustee

* No Trustee receives any compensation from any funds affiliated with Loomis Sayles, other than the Trust.

     The Agreement and Declaration of Trust and the By-Laws of the Trust provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the By-Laws that they have not acted in good faith in the reasonable belief that their actions were in the best

-----------------------

     /1/ Mr. Alaimo attended the only Board meeting held after his appointment.

interests of the Trust, and except that no such person shall be indemnified against any liability to the Trust or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

     No Trustee or nominee other than Mr. Fuss owns securities of or has or had during the past five years any other material direct or indirect interest in Loomis Sayles or any person controlling, controlled by or under common control with Loomis Sayles other than as an employee or officer of such.

     The Trustees unanimously recommend the election of each nominee for Trustee listed above.

Required Vote. The vote of a plurality of the shares represented at the Meeting (all Funds voting together as a single class) is required to elect the nominees as Trustees.

                  II.  AUTHORIZATION OF THE BOARD OF TRUSTEES
                   TO CHANGE EACH FUND'S INVESTMENT OBJECTIVE
                          WITHOUT SHAREHOLDER APPROVAL

     The investment objective of each Fund is currently "fundamental" (i.e., cannot be changed without approval by the Fund's shareholders). Because Loomis Sayles Funds, as a Massachusetts business trust, is not required to hold annual shareholder meetings, a Fund's investment objective could not currently be changed without incurring the expense of calling a special meeting of its shareholders. The proposed change would make each Fund's investment objective non-fundamental, which the Trustees believe would enhance the Fund's ability to respond to changing market conditions without incurring shareholder meeting expenses.

     Although, if passed, the resolution would authorize them to do so, the Trustees do not presently intend to change the investment objective of any Fund other than the Loomis Sayles Short-Term Bond Fund. The Trustees have approved, subject to approval by shareholders of the Loomis Sayles Short-Term Bond Fund of the proposal to make the Fund's investment objective non-fundamental, the elimination from the Fund's current investment objective, "high total investment return through a combination of current income and capital appreciation with relatively low fluctuation in net asset value," of the phrase "with relatively low fluctuation in net asset value" to permit the Fund to seek higher yield.
The change might result in greater volatility in the price of Fund shares, and greater risk of loss for investors in the Fund.

     The Trustees unanimously recommend that shareholders approve the changing of each Fund's investment objective from fundamental to non-fundamental.

Required Vote. For each Fund, the vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present at the meeting in person or by proxy is required to approve this proposal.

                     III. CHANGING THE FUNDS' FUNDAMENTAL
                      INVESTMENT RESTRICTION WITH RESPECT
                   TO MAKING LOANS OF PORTFOLIO SECURITIES.

      (For each Fund other than Loomis Sayles Aggressive Growth Fund, Loomis Sayles Emerging Markets Fund, Loomis Sayles Intermediate Maturity Bond Fund, Loomis Sayles Investment Grade Bond Fund, Loomis Sayles Mid-Cap Value Fund and Loomis Sayles Small Cap Growth Fund.)

     Each Fund (other than the six Funds identified above) is currently subject to a fundamental investment restriction prohibiting the Fund from making loans. Securities lending involves a Fund lending its portfolio securities to broker-dealers or other parties under contracts calling for the deposit by the borrower with the Fund's custodian of cash collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. Securities loans must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower defaults on its obligation and the Fund is delayed or prevented from recovering the collateral. Loomis Sayles believes that securities lending may provide an attractive opportunity for a Fund to earn additional income. Accordingly, the proposal would amend the restriction to provide that each Fund may not make loans, except that each Fund may lend its portfolio securities to the extent permitted under the 1940 Act./2/

     Only the Loomis Sayles International Equity Fund currently intends to engage in securities lending if the proposal is approved, although each of the Funds may choose to do so in the future.

     The Trustees unanimously recommend that shareholders approve changing each Fund's fundamental investment restriction with respect to making loans of portfolio securities.

Required Vote. For each Fund, the vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present at the meeting in person or by proxy is required to approve this proposal.

                IV. CHANGING THE FUNDS' FUNDAMENTAL INVESTMENT
                    RESTRICTION WITH RESPECT TO BORROWING.

------------------

     /2/ For purposes of this restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which a Fund may invest consistent with its investment policies would be considered the making of a loan.

     Each Fund is currently subject to a fundamental investment restriction prohibiting the Fund from borrowing money in excess of the lesser of 10% of its assets (taken at cost) or 5% of its assets (taken at current value), and then only as a temporary measure for extraordinary or emergency purposes. Loomis Sayles believes that additional flexibility to borrow money may enhance the Funds' ability to respond to changing market conditions. For example, a Fund may find it advantageous to borrow in an amount greater than 10% of its assets to meet redemption requests. Accordingly, the proposal would amend the restriction to provide that each Fund may borrow money to the extent permitted under the 1940 Act.

     If the proposal is approved, the Funds expect to adopt a non-fundamental investment policy permitting them to borrow money only up to 20% of net assets and only for temporary and emergency purposes, except that each of the Loomis Sayles International Equity Fund, Loomis Sayles Emerging Markets Fund and Loomis Sayles Global Technology Fund may also borrow up to 10% of net assets to facilitate settlement of purchase transactions in markets that have shorter settlement periods than the markets in which the Fund has sold securities and is awaiting the receipt of settlement proceeds.

     The Trustees unanimously recommend that shareholders approve changing each Fund's fundamental investment restriction with respect to borrowing.

Required Vote. For each Fund, the vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present at the meeting in person or by proxy is required to approve this proposal.

                             V.  OTHER INFORMATION

     The following table lists the executive officers of the Trust and their ages. Each such person has been elected to the indicated office by the Trust's Trustees. Each such person's principal occupation is as an employee or officer of Loomis Sayles, the Trust's adviser. Each officer's principal occupation for the past five years is listed; similar prior positions within the same company are omitted.


     ROBERT J. BLANDING (52)--Executive Vice President. 555 California Street, San Francisco, California. President, Chairman, Director, and Chief Executive Officer, Loomis Sayles.

     MARK W. HOLLAND (50)--Treasurer. Vice President and Director, Loomis
Sayles.

     SHEILA M. BARRY (54)--Secretary and Compliance Officer. Assistant General Counsel and Vice President, Loomis Sayles. Formerly, Senior Counsel and Vice President, New England Funds, L.P.

     DAWN M. ALSTON-PAIGE (35)--Vice President. 1533 N. Woodward, Bloomfield Hills, Michigan. Vice President, Loomis Sayles.

     MARK BARIBEAU (40)--Vice President.  Vice President, Loomis Sayles.

     JAMES C. CARROLL (49)--Vice President. 1533 N. Woodward, Bloomfield Hills, Michigan. Vice President, Loomis Sayles. Formerly Managing Director and Senior Energy Analyst at PaineWebber, Inc.

     PAMELA N. CZEKANSKI (41)--Vice President.  Vice President, Loomis Sayles.

     E. JOHN DEBEER (61)--Vice President.  Vice President, Loomis Sayles.

     WILLIAM H. EIGEN, JR. (62)--Vice President. Vice President, Loomis Sayles. Formerly Vice President, INVESCO Funds Group and Vice President, The Travelers Corp.

     CHRISTOPHER R. ELY (44)--Vice President.  Vice President and Director,
Loomis Sayles.   Formerly Senior Vice President and Portfolio Manager, Keystone
Investment Management Company, Inc.

     QUENTIN P. FAULKNER (60)--Vice President.  Vice President, Loomis Sayles.

     PHILIP C. FINE (50)--Vice President. Vice President, Loomis Sayles. Formerly Vice President and Portfolio Manager, Keystone Investment Management Company, Inc.

     KATHLEEN C. GAFFNEY (38)--Vice President.  Vice President, Loomis Sayles.

     JOSEPH R. GATZ (37)--Vice President. 1533 N. Woodward, Bloomfield Hills, Michigan. Vice President, Loomis Sayles. Formerly a portfolio manager at Banc One Investment Advisers Corporation and certain of its corporate predecessors.

     ISAAC GREEN (38)--Vice President. 1533 N. Woodward, Bloomfield Hills, Michigan. Executive Vice President and Director, Loomis Sayles.

     DEAN A. GULIS (44)--Vice President. 1533 N. Woodward, Bloomfield Hills, Michigan. Vice President, Loomis Sayles.

     MARTHA F. HODGMAN (48)--Vice President.  Vice President, Loomis Sayles.

     JOHN HYLL (45)--Vice President. 555 California Street, San Francisco, California. Vice President, Loomis Sayles.

     ART LUTSCHAUNIG (41)--Vice President. Formerly, President, NFL Enterprises, Executive Vice President and Director of Research Investments, Strategic Advisers, Inc. (a Fidelity Investments Company) and Vice President, Portfolio Analysis Group, FMR Co. (a Fidelity Investments Company).

     JEFFREY L. MEADE (49)--Vice President. Executive Vice President, Chief Operating Officer and Director, Loomis Sayles.

     ESWAR MENON (35)--Vice President. 555 California Street, San Francisco, California. Vice President, Loomis Sayles. Formerly Portfolio Manager at Nicholas Applegate Capital Management, Equity Analyst at Koeneman Capital Management, and Senior Engineer at Integrated Device Technology.

     ALEX MUROMCEW (36)--Vice President. 555 California Street, San Francisco, California. Vice President, Loomis Sayles. Formerly Portfolio Manager at Nicholas Applegate Capital Management and Investment Analyst at Teton Partners, L.P.

     KENT P. NEWMARK (61)--Vice President. 555 California Street, San Francisco, California. Vice President, Managing Partner and Director, Loomis Sayles.

     BRUCE G. PICARD, JR. (30)--Vice President.  Vice President, Loomis Sayles.

     LAUREN B. PITALIS (39)--Vice President. Vice President, Loomis Sayles. Formerly Vice President and Assistant Secretary, Harris Associates Investment Trust.

     RICHARD D. SKAGGS (44)--Vice President.  Vice President, Loomis Sayles.

     DAVID L. SMITH (40)--Vice President. Vice President, Loomis Sayles. Formerly Vice President and Portfolio Manager, Keystone Investment Management Company, Inc.

     SANDRA P. TICHENOR (50)--Vice President. 555 California Street, San Francisco, California. General Counsel, Executive Vice President, Secretary and Clerk, Loomis Sayles. Formerly Partner, Heller, Ehrman, White & McAuliffe.

     JOHN TRIBOLET (29)--Vice President. 555 California Street, San Francisco, California. Vice President, Loomis Sayles. Formerly Portfolio Manager at Nicholas-Applegate Capital Management, MBA student at the University of Chicago, and investment banker, most recently at PaineWebber, Inc.

     JEFFREY W. WARDLOW (39)--Vice President. 1533 N. Woodward, Bloomfield Hills, Michigan. Vice President, Loomis Sayles.

     GREGG D. WATKINS (51)--Vice President. 1533 N. Woodward, Bloomfield Hills, Michigan. Vice President, Loomis Sayles.

     ANTHONY J. WILKINS (57)--Vice President. Executive Vice President and Director, Loomis Sayles.

     Except as indicated above, the address of each officer of the Trust is One Financial Center, Boston, Massachusetts 02111. The Trust pays no compensation to its officers.

     Loomis Sayles serves as investment adviser to the Funds, and Loomis Sayles Distributors, L.P. (the "Distributor") serves as distributor of the Funds. The address of Loomis Sayles and the Distributor is One Financial Center, Boston, Massachusetts 02111.

     As of February 29, 2000, the following persons owned beneficially (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) 5% or more of the outstanding shares of the indicated classes of the following Funds:

                           INSTITUTIONAL CLASS SHARES

                                                                              PERCENTAGE OF
SHAREHOLDER                                 ADDRESS                            SHARES HELD
-----------                                 -------                           -------------
LOOMIS SAYLES AGGRESSIVE
GROWTH FUND

Charles Schwab & Co., Inc.                  101 Montgomery St.                    81.24%
                                            San Francisco,  CA  94104

LOOMIS SAYLES BOND FUND

Charles Schwab & Co., Inc.                  101 Montgomery St.                    45.34%
                                            San Francisco, CA  94104

National Financial Services Corp.           200 Liberty St.                       12.92%
FBO Customers                               One World Financial Center
                                            New York, NY  10281

Merrill Lynch Pierce Fenner & Smith Inc.    4800 Deer Lake Dr.                     6.02%
                                            Jacksonville, FL  32246

LOOMIS SAYLES CORE VALUE FUND

Charles Schwab & Co., Inc.                  101 Montgomery St.                    21.46%
                                            San Francisco, CA  94104

US Bank National Association (Custodian)    P.O. Box 64010                        11.64%
Green Tree Financial Corp                   St. Paul, MN  55164
Equity Income Trust
Mutual Funds #21739732

Asbestos Workers Local                      c/o Loomis Sayles & Co. Inc.           7.50%
#84 Pension Fund                            1533 North Woodward,
                                            Suite 300
                                            Bloomfield Hills, MI  48304

John W. George, Trustee                     590 Renaud                             7.08%
John W. George Trust                        Grosse Pointe, MI  48236
U/A/D 12/6/90




LOOMIS SAYLES GLOBAL BOND FUND

Charles Schwab & Co., Inc.                  101 Montgomery St.                    40.82%
                                            San Francisco, CA  94104

Norwest Bank MN NA                          P.O. Box 1533                         19.16%
FBO Desert States UFCW Union                Minneapolis, MN  55480
Employees Pension AC#13279801


Fleet National Bank TTEE                    P.O. Box 92800                        16.37%
Kaman Corp Master Trust Fixed               Rochester, NY  14692
Income Fund U/A/D 10-1-96
Attn A/C# 0004884410

San Diego Transit Pension Plan              P.O. Box 2511                          9.80%
                                            San Diego, CA  92112

BNY Clearing Services LLC                   111 E. Kilbourn Ave.                   5.07%
 Wrap Account                               Milwaukee, WI  53202

LOOMIS SAYLES GLOBAL
 TECHNOLOGY FUND

Loomis Sayles & Company, L.P.               One Financial Center                  28.66%
                                            Boston, MA  02111

Charles Schwab & Co., Inc.                  101 Montgomery St.                    16.97%
                                            San Francisco, CA  94104

National Financial Services Corp.           200 Liberty St.                        6.66%
FBO Customers                               New York, NY  10281-1003

LOOMIS SAYLES GROWTH FUND

Charles Schwab & Co., Inc.                  101 Montgomery St.                    47.96%
                                            San Francisco, CA  94104

National City Bank Columbus (Trustee)       P.O. Box 94984                        47.96%
Columbus Distributing Co. PSP               Cleveland, Ohio  44101

LOOMIS SAYLES HIGH YIELD FUND

Charles Schwab & Co., Inc.                  101 Montgomery St.                    51.81%
                                            San Francisco, CA  94104

Daniel J. Fuss                              44 Longfellow Road                    12.47%
                                            Wellesley, MA  02181

LOOMIS SAYLES INTERMEDIATE
 MATURITY BOND FUND

Charles Schwab & Co., Inc.                  101 Montgomery St.                    61.35%
                                            San Francisco, CA  94104

Pacific Century Trust (Agent)               P.O. Box 1930                         23.83%
Hawaii Sheet Metal Workers                  Honolulu, HI  96805
Health & Welfare Fund

Pomona College                              Alexander Hall                         6.17%
                                            550 N. College Ave.
                                            Claremont, CA  91711

LOOMIS SAYLES
 INTERNATIONAL EQUITY FUND

Charles Schwab & Co., Inc.                  101 Montgomery St.                    32.08%
                                            San Francisco, CA  94104

Comerica Bank FBO                           P.O. Box 75000, MC 3446               10.28%
City of Livonia Employee                    Detroit, MI  48275
Retirement System
A/C 02 01 100 0302406

National Financial Services Corp.           200 Liberty Street                     6.56%
FBO Customers                               One World Financial Center
                                            New York, NY  10281-1003

Church Mutual Insurance Co.                 3000 Schuster Lane                     5.53%
                                            Merrill, WI  54452


LOOMIS SAYLES
 INVESTMENT GRADE BOND FUND

Charles Schwab & Co., Inc.                  101 Montgomery St.                    53.45%
                                            San Francisco, CA  94104

Pomona College                              Alexander Hall                        22.99%
                                            550 N. College Ave.
                                            Claremont, CA  91711

LOOMIS SAYLES MID-CAP
 VALUE FUND

Charles Schwab & Co., Inc.                  101 Montgomery St.                    71.29%
                                            San Francisco, CA  94104
John W. George, Jr. Trustee                 590 Renaud                             6.48%
John W. George, Jr. Trust                   Grosse Pointe, MI  48236
U/A/D 12/6/90

LOOMIS SAYLES MUNICIPAL BOND
 FUND

John W. George Jr. Trustee                  590 Renaud                            22.39%
John W. George Jr. Trust                    Grosse Pointe, MI  48236
U/A/D 12/6/90

Ann A. Morris Trustee                       1842 Nugent Sound Road                16.30%
Ann A. Morris Trust                         Lummi Island, WA  98262

Elinor J. Rousseau Trustee                  1071 North Renaud                      5.01%
Elinor J. Rousseau Trust                    Grosse Pointe, MI  48236

LOOMIS SAYLES SHORT-TERM
 BOND FUND

National Financial Services Corp.           200 Liberty St.                       28.42%
FBO Customers                               One World Financial Center
                                            New York, NY  10281

Charles Schwab & Co., Inc.                  101 Montgomery St.                    20.03%
                                            San Francisco, CA  94104

John W. George Jr. Trustee                  590 Renaud                            12.84%
John W. George Trust                        Grosse Pointe, MI  48236
U/A/D

Pacific Century Trust Agent                 P.O. Box 1930                          5.24%
for Hawaii Sheet Metal Workers              Honolulu, HI  96805
Health & Welfare Account

LOOMIS SAYLES SMALL CAP
 GROWTH FUND

Charles Schwab & Co., Inc.                  101 Montgomery St.                    19.23%
                                            San Francisco, CA  94104

National Financial Services Corp.           200 Liberty Street                    17.96%
FBO Customers                               One World Financial Center
                                            New York, NY  10281

State Street Bank Trustee                   105 Rosemont Road                      7.25%
FBO Allison Engines Savings Plan            Westwood, MA  02090

LOOMIS SAYLES SMALL CAP
 VALUE FUND

Charles Schwab & Co., Inc.                  101 Montgomery St.                    13.39%
                                            San Francisco, CA  94104

Smith Barney Inc.                           388 Greenwich St.                     10.31%
                                            New York, NY  10001

LOOMIS SAYLES U.S.
  GOVERNMENT SECURITIES FUND

Charles Schwab & Co., Inc.                  101 Montgomery St.                    55.72%
                                            San Francisco, CA  94104

National City Bank Columbus (Trustee)       P.O. Box 94984                         9.16%
Columbus Distributing Co. PSP               Cleveland, OH  44101

LOOMIS SAYLES WORLDWIDE FUND

Charles Schwab & Co., Inc.                  101 Montgomery St.                    95.68%
                                            San Francisco, CA  94104

                                           RETAIL CLASS SHARES

SHAREHOLDER                                      ADDRESS                       SHARES HELD
-----------                                      -------                       -----------
LOOMIS SAYLES AGGRESSIVE
GROWTH FUND

Charles Schwab & Co., Inc.                  101 Montgomery St.                    28.71%
                                            San Francisco, CA  94104

National Financial Services Corp.             200 Liberty Street                   9.68%
FBO Customers                                 One World Financial Center
                                              New York, NY  10281

Chase Manhattan Bank                          4 New York Plaza                    33.05%
Direct Trustee for MetLife                    New York, NY  10004
Defined Contribution Group

LOOMIS SAYLES BOND FUND

National Financial Services Corp.             200 Liberty Street                  25.31%
FBO Customers                                 One World Financial Center
                                              New York, NY  10281

LOOMIS SAYLES CORE VALUE FUND

Charles Schwab & Co., Inc.                    101 Montgomery St.                  39.24%
                                              San Francisco, CA  94104

National Financial Services Corp.             200 Liberty Street                  36.38%
FBO Customers                                 One World Financial Center
                                              New York, NY  10281

Whitelaw & Co. New Plan Worlds                P.O. Box 94984                      11.08%
c/o National City Bank                        Cleveland, OH  44101

State Street Bank & Trust Company             Harbor House 400                     6.82%
Custodian for the IRA of Gerald L. Hindman    Key Largo, FL  33037

LOOMIS SAYLES GLOBAL BOND FUND

Charles Schwab & Co., Inc.                    101 Montgomery St.                  70.84%
                                              San Francisco, CA  94104

National Financial Services Corp.             200 Liberty St.                     15.59%
FBO Customers                                 One World Financial Center
                                              New York, NY  10281

National Investor Services Corp.              55 Water St.                         5.32%
FBO Customers                                 New York, NY  10041


LOOMIS SAYLES GLOBAL
 TECHNOLOGY FUND

National Financial Services Corp.             200 Liberty St.                     29.77%
FBO Customers                                 One World Financial Center
                                              New York, NY  10281

Charles Schwab & Co., Inc.                    101 Montgomery St.                  20.70%
                                              San Francisco, CA  94104

National Investor Services Corp.              55 Water St.                         9.29%
FBO Customers                                 New York, NY  10041-0001

LOOMIS SAYLES GROWTH FUND

Angelo V. Glorioso                            225 Summit Dr.                      53.96%
                                              Pittsburgh, PA  15238

Charles Schwab & Co., Inc.                    101 Montgomery St.                  25.86%
                                              San Francisco, CA  94104

Whitelaw & Co. New Plan Worlds                P.O. Box 94984                       8.40%
c/o National City Bank                        Cleveland, OH  44101

LOOMIS SAYLES
 INTERMEDIATE MATURITY BOND FUND

Charles Schwab & Co., Inc.                    101 Montgomery St.                  39.46%
                                              San Francisco, CA  94104

Donaldson Lufkin & Jenrette                   P.O. Box 2052                        5.42%
Securities Corp. Inc.                         Jersey City, NJ  07303

LOOMIS SAYLES
   INTERNATIONAL EQUITY FUND

Charles Schwab & Co., Inc.                    101 Montgomery St.                  37.60%
                                              San Francisco, CA  94104

National Financial Services Corp.             200 Liberty St.                     26.77%
FBO Customers                                 One World Financial Center
                                              New York, NY  10281

National Investor Services Corp.              55 Water St.                        20.02%
FBO Customers                                 New York, NY  10041

LOOMIS SAYLES INVESTMENT
 GRADE BOND FUND

Charles Schwab & Co., Inc.                    101 Montgomery St.                  43.65%
                                              San Francisco, CA  94104

Donaldson Lufkin & Jenrette                   P.O. Box 2052                       29.85%
Securities Corp. Inc.                         Jersey City, NJ  07303

National Financial Services Corp.             200 Liberty St.                     19.35%
FBO Customers                                 One World Financial Center
                                              New York, NY  10281
LOOMIS SAYLES MID-CAP VALUE FUND

Charles Schwab & Co., Inc.                    101 Montgomery St.                  37.79%
                                              San Francisco, CA  94104

Donaldson Lufkin & Jenrette                   P.O. Box 2052                       36.00%
Securities Corp. Inc.                         Jersey City, NJ  07303

Fiserv Security Inc.                          One Commerce Square                 14.13%
                                              2005 Market St.
                                              Philadelphia, PA  19103

National Financial Services Corp.             200 Liberty St.                      8.17%
FBO Customers                                 One World Financial Center
                                              New York, NY  10281

LOOMIS SAYLES SHORT-TERM BOND FUND

Charles Schwab & Co., Inc.                    101 Montgomery St.                  36.60%
                                              San Francisco, CA  94104

National Financial Services Corp.             200 Liberty St.                     38.69%
FBO Customers                                 One World Financial Center

                                              New York, NY  10281

National Investor Services Corp.              55 Water St.                         9.95%
FBO Customers                                 New York, NY  10041

E. Scott Glacken                              9221 Vendome Dr.                     8.74%
Z. Margaret Glacken                           Bethesda, MD  20817
JT WROS

LOOMIS SAYLES SMALL CAP GROWTH FUND

Charles Schwab & Co., Inc.                   101 Montgomery St.                   35.85%
                                             San Francisco, CA  94104

Chase Manhattan Bank (Trustee)               770 Broadway, Floor 10               40.75%
MetLife Defined Contribution Group           New York, NY  10003


MO Institute of Sports Medicine              621 S. New Ballas                     6.47%
Profit Sharing Plan & Trust                  Suite 101
                                             St. Louis, MO  63141

National Financial Services Corp.            200 Liberty St.                       5.18%
FBO Customers                                One World Financial Center
                                             New York, NY  10281

LOOMIS SAYLES SMALL CAP VALUE FUND

Charles Schwab & Co., Inc.                   101 Montgomery St.                   26.77%
                                             San Francisco, CA  94104

Chase Manhattan Bank Trustee                 770 Broadway                         16.80%
MetLife Defined Contribution                 10th Floor
Group                                        New York, NY  10003

First Trust National Association             180 East Fifth St.                   20.15%
Trustee for United Healthcare                P.O. Box 64488
401K Savings Plan                            St. Paul, MN  55164

Fidelity Investments Institutional           100 Magellan Way KWIC                11.53%
FIIOC Agent for Certain Employee             Covington, KY  41015
Benefits Plans

MetLife Defined Contribution Group           2 Montgomery Street                   5.25%
                                             Jersey City, NJ  07302

LOOMIS SAYLES WORLDWIDE FUND

Charles Schwab & Co., Inc.                   101 Montgomery St.                   59.25%
                                             San Francisco, CA  94104

National Investor Services Corp.             55 Water St.                         25.81%
FBO Customers                                New York, NY  10041

State Street Bank & Trust Company            235 Arlington Road, Apt. 214         14.85%
Custodian for the IRA of                     Redwood City, CA  94062
Benjamin T. Ream

                               ADMIN CLASS SHARES

                                                                              PERCENTAGE OF
SHAREHOLDER                                ADDRESS                             SHARES HELD
-----------                                -------                            -------------
LOOMIS SAYLES BOND FUND

Smith Barney Corp Trust Co. (Trustee)      Two Tower Center                       73.03%
Smith Barney 401(k) Advisor Group Trust    P.O. Box 1063
 dated 1/1/98                              E. Brunswick, NJ  08816


New York Life Trust Co.                    51 Madison Ave.,                       23.00%
Client Account                             Rm. 117A
                                           New York, NY  10010
LOOMIS SAYLES SMALL CAP VALUE FUND

Merrill Lynch Pierce Fenner & Smith Inc.    4800 Deer Lake Dr. E                  40.86%
FBO Customers                               3rd Floor
                                            Jacksonville, FL  32246

Smith Barney Corp. Trust Co. (Trustee)      Two Tower Center                      34.17%
Smith Barney 401(k) Advisor                 P.O. Box 1063
Group Trust                                 E. Brunswick, NJ  08816

Wilmington Trust Co. (Trustee)              1100 N. Market St.                     9.47%
various 401(K) Plans                        Drop Code 2030
                                            Wilmington, DE  19801

Smith Barney Corp. Trust Co. (Trustee)      Two Tower Center                       7.82%
The Copeland Retirement                     P.O. Box 1063
Group Trust                                 E. Brunswick, NJ  08816


                                CLASS J SHARES
                                                                              PERCENTAGE OF
SHAREHOLDER                                ADDRESS                             SHARES HELD
-----------                                -------                            -------------
LOOMIS SAYLES INVESTMENT GRADE
 BOND FUND

Marusan Securities Co., Ltd.               2-4-2, Nihonbashi,                     51.90%
                                           Chuo-ku, Tokyo
                                           Japan

Izumi Securities Co., Ltd.                 11-9, Nihonbashi Kodenmacho,           44.20%
                                           Chuo-ku, Tokyo
                                           Japan

LOOMIS SAYLES MANAGED BOND FUND

Kokusai Securities Co., Ltd.               27-1, Shinkawa 2-Chome,               100.00%
                                           Chuo-ku, Tokyo
                                           Japan
LOOMIS SAYLES EMERGING
MARKETS FUND

Loomis Sayles & Company, L.P.              One Financial Center                    47.7%
                                           Boston, MA  02111

John Gallagher III                         52 Mill Street                          8.04%
                                           Sherborn, MA 01770


   In the event that sufficient votes in favor of one or more items in the Notice of Special Meeting are not received by April 28, 2000, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for such item or items. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such item or items. They will vote against such adjournment those proxies required to be voted against such item or items and will not vote any proxies that direct them to abstain from voting on such item or items.

   Although the Meeting is called to transact any other business that may properly come before it, the only business that management intends to present or knows that others will present is the business mentioned in the Notice of Special Meeting. However, if any additional matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters unless previously instructed to the contrary by means of written instructions from a shareholder received by the Secretary of the Trust.

   Shareholder Proposals at Future Meetings. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before the Trust's solicitation of proxies in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting.

   Quorum and Methods of Tabulation. Forty percent of the shares entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business with respect to such proposals at the Meeting. Votes cast by proxy or in person at the meeting will be counted by persons appointed by the Trust as tellers (the "Tellers") for the Meeting.

   The Tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. The Tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to Proposal 1, neither abstentions nor broker non-votes have any effect on the outcome of the proposal. With respect to Proposals 2, 3 and 4, abstentions and broker non-votes have the effect of negative votes on the proposal.

[X]  PLEASE MARK VOTES
     AS IN THIS SAMPLE


----------------------------------------
LOOMIS SAYLES [___________________] FUND
----------------------------------------

CONTROL NUMBER:
RECORD DATE SHARES:


Please be sure to sign and date this Proxy.   Date:
                                                    -----------------------


----- Shareholder sign here --------------- Co-owner sign here ------

1.  To elect Trustees.

                                         For All                         For All
                                        Nominees        Withhold         Except
          (01) Joseph Alaimo
          (02) Paul Chenault
          (03) Daniel Fuss                [_]              [_]             [_]
          (04) Richard Holway
          (05) Michael Murray

NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

                                          For            Against         Abstain
2.  To authorize the Board of Trustees
    to change the Fund's investment
    objective without shareholder
    approval.                             [_]              [_]             [_]

[3. To change the Fund's fundamental
    investment restriction relating
    to making loans of portfolio
    securities.]                          [_]              [_]             [_]

4.  To change the Fund's fundamental
    investment restriction relating
    to borrowing.                         [_]              [_]             [_]

5. To transact any other business that may properly come before the meeting or any adjournment thereof.

Mark box at right if an address change or comment has been noted on
the reverse side of this card.                                             [_]

DETACH CARD

--------------------
 VOTE BY TELEPHONE
--------------------

It's fast, convenient, and immediate!
Call Toll-Free on a Touch-Tone Phone

FOLLOW THESE FOUR EASY STEPS:

1.  Read the accompanying Proxy Statement/Prospectus and Proxy Card.

2.  Call the toll-free number
    1-877-PRX-VOTE (1-877-779-8683).
    There is NO CHARGE for this call.

3.  Enter your Control Number located on your Proxy Card.

4.  Follow the recorded instructions.

YOUR VOTE IS IMPORTANT!
Call 1-877-PRX-VOTE anytime!

DETACH CARD

--------------------
  VOTE BY INTERNET
--------------------

It's fast, convenient, and your vote is immediately confirmed and posted.

FOLLOW THESE FOUR EASY STEPS:

1.  Read the accompanying Proxy Statement/Prospectus and Proxy Card.

2.  Go to the Website
    http://www.eproxyvote.com/lsbdx
    There is NO CHARGE for this call.

3.  Enter your Control Number located on your Proxy Card.

4.  Follow the instructions provided.

YOUR VOTE IS IMPORTANT!
Go to http://www.eproxyvote.com/lsbdx anytime!

DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET

                        SPECIAL MEETING OF SHAREHOLDERS

                              LOOMIS SAYLES FUNDS
                             One Financial Center
                          Boston, Massachusetts 02111

                    THIS PROXY IS SOLICITED BY THE TRUSTEES

The undersigned hereby appoints Mark W. Holland, Daniel J. Fuss and Sheila M. Barry, and each of them separately, as proxies with power of substitution to each, and hereby authorizes them to represent and to vote all of the shares of the Loomis Sayles Funds (the "Trust") which the undersigned would be entitled to vote if personally present at the Special Meeting of the Shareholders of the Trust (the "Meeting") to be held at its offices on April 28, 2000 and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Only shareholders of record at the close of business on February 29, 2000 (the "Record Date") are entitled to vote at the meeting or at any adjourned session thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 2, 3 AND 4 AND FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1.

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          PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY
                           IN THE ENCLOSED ENVELOPE.
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Please sign exactly as your name appears on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
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HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

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